Exhibit 99.2

SUPPLEMENTAL ANALYST PACKAGE - 2Q 2011 July 26, 2011

TABLE OF CONTENTS :: Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations  3 Consolidated Statements of Funds from Operations  4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure 7 Portfolio Overview 8 2011/2012 Leasing Status – Summary 9 2011/2012 Leasing Status - By Property 10 Owned Development Update 13 Third-party Development Update 14 Management Services Update 15 Investor Information 16 AMERICAN CAMPUS COMMUNITIES ::

FINANCIAL HIGHLIGHTS ::

$ in thousands, except share and per share data

Operating Data	Three Months Ended June 30,				Six Months Ended June 30,			
	2011	2010	$ Change	% Change	2011	2010	$ Change	% Change
Total revenues	$ 90,219	$ 73,908	$ 16,311	22.1%	$190,615	$152,659	$ 37,956	24.9%
Operating income	21,019	17,140	3,879	22.6%	53,313	40,111	13,202	32.9%
Net income (loss) attributable to ACC	21,740	768	20,972		39,153	(1,421)	40,574	
Net income (loss) per share - basic and diluted	0.31	0.01			0.57	(0.03)		
FFO	29,368	18,680	10,688		69,171	38,316	30,855	
FFO per share—diluted	0.42	0.35			1.00	0.71		
FFOM	30,193	20,341	9,852		67,447	42,370	25,077	
FFOM per share—diluted	0.43	0.38			0.97	0.78		

Operating Statistics	June 30, 2011	December 31, 2010
Debt to total market capitalization[1 2]	30.7%	36.6%
Interest coverage[3]	3.25	2.77

1 Excludes debt related to our on-campus participating properties of $81.6 million and $81.8 million as of June 30, 2011 and December 31, 2010, respectively, as well as net unamortized debt premiums of $7.0 million and $9.9 million as of June 30, 2011 and December 31, 2010, respectively.

2 Market capitalization is calculated based on a common share price of $35.52 and $31.76 as of June 30, 2011 and December 31, 2010, respectively, and fully diluted common shares totaling 71,108,548 and 68,476,747 as of June 30, 2011 and December 31, 2010, respectively.

3 Represents operating performance for the four most recently completed fiscal quarters. Excluded interest associated with on-campus participating properties and the Hampton Roads unconsolidated joint ventures.

AMERICAN CAMPUS COMMUNITIES :: 1

CONSOLIDATED BALANCE SHEETS :: $ in thousands June 30, 2011 December 31, 2010 (unaudited) Assets Investments in real estate: Wholly-owned properties, net $ 2,418,995 $ 2,433,844 On-campus participating properties, net 61,186 62,486 Investments in real estate, net 2,480,181 2,496,330 Cash and cash equivalents 48,263 113,507 Restricted cash 26,798 26,764 Student contracts receivable, net 3,616 5,736 Other assets 62,232 51,147 Total assets $ 2,621,090 $ 2,693,484 Liabilities and equity Liabilities: Secured mortgage, construction and bond debt $ 911,508 $ 1,144,103 Unsecured term loan 200,000 - Senior secured term loan - 100,000 Secured agency facility 96,000 101,000 Accounts payable and accrued expenses 30,369 34,771 Other liabilities 57,167 61,011 Total liabilities 1,295,044 1,440,885 Redeemable noncontrolling interests 36,280 34,704 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 693 667 Additional paid in capital 1,546,320 1,468,179 Accumulated earnings and dividends (256,308) (249,381) Accumulated other comprehensive loss (4,576) (5,503) Total American Campus Communities, Inc. and  Subsidiaries stockholders equity 1,286,129 1,213,962 Noncontrolling interests 3,637 3,933 Total equity 1,289,766 1,217,895 Total liabilities and equity $ 2,621,090 $ 2,693,484 AMERICAN CAMPUS COMMUNITIES :: 2

CONSOLIDATED STATEMENTS OF OPERATIONS ::
unaudited, $ in thousands, except share and per share data

	Three Months Ended June 30,			Six Months Ended June 30,		
	2011	2010	$ Change	2011	2010	$ Change
Revenues						
Wholly-owned properties	$ 82,927	$ 65,775	$ 17,152	$ 169,681	$ 134,175	$ 35,506
On-campus participating properties	4,457	4,142	315	12,104	11,453	651
Third-party development services	758	1,628	(870)	4,582	2,202	2,380
Third-party management services	1,803	2,121	(318)	3,633	4,335	(702)
Resident services	274	242	32	615	494	121
Total revenues	**90,219**	**73,908**	**16,311**	**190,615**	**152,659**	**37,956**
Operating expenses						
Wholly-owned properties	37,961	30,901	7,060	76,157	61,083	15,074
On-campus participating properties	2,881	2,620	261	4,625	5,019	(394)
Third-party development and management services	2,631	2,796	(165)	5,313	5,895	(582)
General and administrative	3,278	2,616	662	6,051	5,369	682
Depreciation and amortization	21,791	17,082	4,709	43,342	33,858	9,484
Ground/facility leases	658	753	(95)	1,814	1,324	490
Total operating expenses	**69,200**	**56,768**	**12,432**	**137,302**	**112,548**	**24,754**
Operating income	**21,019**	**17,140**	**3,879**	**53,313**	**40,111**	**13,202**
Nonoperating income and (expenses)						
Interest income	159	16	143	209	33	176
Interest expense	(12,178)	(14,961)	2,783	(26,191)	(29,751)	3,560
Amortization of deferred financing costs	(1,329)	(997)	(332)	(2,559)	(2,008)	(551)
Loss from unconsolidated joint ventures	(13)	(711)	698	(25)	(2,125)	2,100
Total nonoperating expenses	**(13,361)**	**(16,653)**	**3,292**	**(28,566)**	**(33,851)**	**5,285**
Income before income taxes and discontinued operations	7,658	487	7,171	24,747	6,260	18,487
Income tax provision	(142)	(142)	-	(285)	(285)	-
Income from continuing operations	**7,516**	**345**	**7,171**	**24,462**	**5,975**	**18,487**
Discontinued operations						
Income (loss) attributable to discontinued operations	91	651	(560)	1,025	(3,388)	4,413
Gain (loss) from disposition of real estate	14,574	(59)	14,633	14,574	(3,705)	18,279
Total discontinued operations	**14,665**	**592**	**14,073**	**15,599**	**(7,093)**	**22,692**
Net income (loss)	**22,181**	**937**	**21,244**	**40,061**	**(1,118)**	**41,179**
Net income attributable to noncontrolling interests	(441)	(169)	(272)	(908)	(303)	(605)
Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries	**$ 21,740**	**$ 768**	**$ 20,972**	**$ 39,153**	**$ (1,421)**	**$ 40,574**
Net income (loss) per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders - basic and diluted	**$ 0.31**	**$ 0.01**		**$ 0.57**	**$ (0.03)**	
Weighted-average common shares outstanding						
Basic	**68,655,732**	**52,335,642**		**67,810,944**	**52,285,919**	
Diluted	**69,211,856**	**52,853,003**		**68,387,966**	**52,829,613**	

AMERICAN CAMPUS COMMUNITIES :: 3

CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS ::
unaudited, $ in thousands, except share and per share data

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended June 30,			Six Months Ended June 30,		
	2011	2010	$ Change	2011	2010	$ Change
Net income (loss) attributable to American Campus Communities, Inc. and Subsidiaries	$ 21,740	$ 768	$ 20,972	$ 39,153	$ (1,421)	$ 40,574
Noncontrolling interests	441	169	272	908	303	605
(Gain) loss from disposition of real estate	(14,574)	59	(14,633)	(14,574)	3,705	(18,279)
Loss from unconsolidated joint ventures	13	711	(698)	25	2,125	(2,100)
FFO from unconsolidated joint ventures[1]	3	(437)	440	7	(1,244)	1,251
Real estate related depreciation and amortization	21,745	17,410	4,335	43,652	34,848	8,804
Funds from operations ("FFO")	**29,368**	**18,680**	**10,688**	**69,171**	**38,316**	**30,855**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net loss (income) from on-campus participating properties	1,296	1,435	(139)	(1,346)	(710)	(636)
Amortization of investment in on-campus participating properties	(1,109)	(1,080)	(29)	(2,207)	(2,159)	(48)
FFO from Hampton Roads unconsolidated joint venture[2]	-	-	-	-	160	(160)
	29,555	19,035	10,520	65,618	35,607	30,011
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow[3]	433	486	(53)	1,274	792	482
Management fees	205	188	17	555	521	34
Impact of on-campus participating properties	638	674	(36)	1,829	1,313	516
Elimination of provision for asset impairment - wholly-owned property[4]	-	-	-	-	4,036	(4,036)
Elimination of provision for asset impairment - unconsolidated joint ventures[5]	-	632	(632)	-	1,414	(1,414)
Funds from operations-modified ("FFOM")	**$ 30,193**	**$ 20,341**	**$ 9,852**	**$ 67,447**	**$ 42,370**	**$ 25,077**
FFO per share - diluted	**$ 0.42**	**$ 0.35**		**$ 1.00**	**$ 0.71**	
FFOM per share - diluted	**$ 0.43**	**$ 0.38**		**$ 0.97**	**$ 0.78**	
Weighted average common shares outstanding - diluted	**70,233,419**	**54,139,051**		**69,426,684**	**54,124,104**	

1 Represents our share of the FFO from three joint ventures in which we are or were a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% noncontrolling interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. In September and November 2010, we purchased Fidelity's 90% interest in 14 joint venture properties. Subsequent to the acquisition, the 14 properties are now wholly-owned and are consolidated by the company. One property was not acquired and will continue to be owned by one of the Fidelity Joint Ventures.

2 Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

3 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.

4 Represents an impairment charge recorded during the three months ended March 31, 2010 for Campus Walk – Oxford, a property that was sold in April 2010. Although impairment charges are included in the calculation of net income (loss) and FFO, the company excludes such charges from FFOM because it believes the inclusion of such charges is inconsistent with the treatment of gains and losses on the disposition of real estate, which are not included in FFO. Additionally, the company believes that excluding impairment charges from FFOM more appropriately presents the operating performance of the company's real estate investments on a comparative basis.

5 Represents our share of impairment charges recorded during the three and six months ended June 30, 2010 for three properties owned through our unconsolidated Fidelity Joint Ventures.

AMERICAN CAMPUS COMMUNITIES :: 4

WHOLLY-OWNED PROPERTY RESULTS OF OPERATIONS[1] ::
$ in thousands

	Three Months Ended June 30,				Six Months Ended June 30,			
	2011	2010	$ Change	% Change	2011	2010	$ Change	% Change
Wholly-owned property revenues								
Same store properties	$ 68,081	$ 65,565	$ 2,516	**3.8%**	$ 138,706	$ 132,992	$ 5,714	**4.3%**
New properties	15,120	452	14,668		31,590	1,677	29,913	
Total revenues[2]	**$ 83,201**	**$ 66,017**	**$ 17,184**	**26.0%**	**$ 170,296**	**$ 134,669**	**$ 35,627**	**26.5%**
Wholly-owned property operating expenses								
Same store properties	$ 30,599	$ 30,630	$ (31)	**-0.10%**	$ 60,605	$ 59,921	$ 684	**1.1%**
New properties	7,362	271	7,091		15,552	1,162	14,390	
Total operating expenses	**$ 37,961**	**$ 30,901**	**$ 7,060**	**22.8%**	**$ 76,157**	**$ 61,083**	**$ 15,074**	**24.7%**
Wholly-owned property net operating income								
Same store properties	$ 37,482	$ 34,935	$ 2,547	**7.3%[3]**	$ 78,101	$ 73,071	$ 5,030	**6.9%[3]**
New properties	7,758	181	7,577		16,038	515	15,523	
Total net operating income	**$ 45,240**	**$ 35,116**	**$ 10,124**	**28.8%**	**$ 94,139**	**$ 73,586**	**$ 20,553**	**27.9%**

1 Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Cambridge at Southern, sold in March 2010; Campus Walk-Oxford, sold in April 2010; Villas on Apache, River Club Apartments, and River Walk Townhomes, all sold in April 2011; and Campus Club-Statesboro, sold in May 2011.

2 Includes revenues that are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

3 During the three months ended June 30, 2011, the Company successfully reached resolution on property tax appeals for certain of its properties located in one state for tax years ranging from 2009-2011. This resulted in reductions to property tax expense of $0.6 million recorded during the three months ended June 30, 2011, which related to prior periods. Excluding these prior period adjustments, net operating income for same store properties would have increased by 5.6% and 6.2% for the three and six months ended June 30, 2011, respectively.

AMERICAN CAMPUS COMMUNITIES :: 5

SEASONALITY OF OPERATIONS[1] :: $ in thousands, except for per bed amounts

	Three Months Ended September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	Total/Weighted Average
Same store properties[2]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 487	$ 514	$ 513	$ 507	$ 505
Other income per occupied bed per month[3]	55	30	36	40	40
Total revenue per occupied bed	**$ 542**	**$ 544**	**$ 549**	**$ 547**	**$ 545**
Average number of owned beds	43,770	43,803	43,803	43,803	43,795
Average physical occupancy for the quarter	95.4%	98.6%	98.7%	93.9%	96.6%
Total revenue	$ 67,814	$ 70,503	$ 71,283	$ 67,423	$ 277,023
Property operating expenses	36,904	29,971	30,471	30,134	127,480
Net operating income	$ 30,910	$ 40,532	$ 40,812	$ 37,289	$ 149,543
Operating margin	*45.6%*	*57.5%*	*57.3%*	*55.3%*	*54.0%*
New properties[4]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 429	$ 461	$ 464	$ 467	$ 460
Other income per occupied bed per month[3]	33	26	32	30	30
Total revenue per occupied bed	**$ 462**	**$ 487**	**$ 496**	**$ 497**	**$ 490**
Average number of owned beds	3,764	9,742	10,897	10,897	8,825
Average physical occupancy for the quarter	94.6%	96.7%	97.5%	97.3%	96.9%
Total revenue	$ 4,937	$ 13,769	$ 15,812	$ 15,778	$ 50,296
Property operating expenses	2,990	6,399	7,725	7,827	24,941
Net operating income	$ 1,947	$ 7,370	$ 8,087	$ 7,951	$ 25,355
Operating margin	*39.4%*	*53.5%*	*51.1%*	*50.4%*	*50.4%*
ALL PROPERTIES					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 482	$ 504	$ 504	$ 499	$ 498
Other income per occupied bed per month[3]	53	29	36	37	38
Total revenue per occupied bed	**$ 535**	**$ 533**	**$ 540**	**$ 536**	**$ 536**
Average number of owned beds	47,533	53,545	54,700	54,700	52,620
Average physical occupancy for the quarter	95.3%	98.3%	98.4%	94.6%	96.7%
Total revenue	$ 72,751	$ 84,272	$ 87,095	$ 83,201	$ 327,319
Property operating expenses	39,894	36,370	38,196	37,961	152,421
Net operating income	$ 32,857	$ 47,902	$ 48,899	$ 45,240	$ 174,898
Operating margin	*45.2%*	*56.8%*	*56.1%*	*54.4%*	*53.4%*

1. Excludes the following properties, which are classified within discontinued operations on the accompanying consolidated statements of operations: Villas on Apache, River Club Apartments, and River Walk Townhomes, all sold in April 2011, and Campus Club-Statesboro, sold in May 2011.
2. Includes all properties owned during the full year ended December 31, 2010.
3. Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.
4. Includes University Heights, which was purchased from one of the Fidelity Joint Ventures in March 2010, Sanctuary Lofts, which was purchased in July 2010, 2nd Avenue Centre which was purchased in December 2010, and 14 properties purchased in September and November 2010 from two joint ventures with Fidelity in which we previously had a 10% interest. Also includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010. The 72 beds damaged by the fire are anticipated to reopen for occupancy in August 2011.

AMERICAN CAMPUS COMMUNITIES :: 6

CAPITAL STRUCTURE AS OF JUNE 30, 2011 :: $ in thousands, except share and per share data Market Capitalization Fixed Rate Mortgage Loans Maturity Schedule Total Debt1 $ 1,118,920 Total Equity Market Value2 2,525,776 Total Market Capitalization $ 3,644,696 Debt to Total Market Capitalization 30.7% Interest Coverage3 3.25 Principal Outstanding1 Weighted Average Interest Rate Average Term To Maturity $300,000 $250,000 $200,000 $150,000 $100,000 $50,000 $0 $27,617 $126,929 $81,127 $97,426 $196,369 $163,194 $119,000 $11,258 2011 2012 2013 2014 2015 2016 2017 2018+ 6.99% 5.55% 5.99% 5.19% 5.20% 5.81% 5.78% 6.43% Fixed Rate Mortgage Loans $ 822,920 $ 5.6% 3.7 Yrs Revolving Credit Facility4 - - 2.9 Yrs Unsecured Term Loan4 200,000 3.0% 3.9 Yrs Secured Agency Facility 96,000 2.2% 3.2 Yrs Total/Weighted Average $ 1,118,920  4.8% 3.7 Yrs Interest rates appearing on each bar represent the weighted average interest rate of debt maturing in that year. 1 Excludes debt related to our on-campus participating properties totaling $81.6 million with a weighted average interest rate of 7.2% and average term maturity of 9.0 years. Also excludes net amortized debt premiums of $7.0 million. 2 Based on share price of $35.52 and fully diluted share count of 71,108,548 as of June 30, 2011. Assumes conversion of 1,021,563 common and preferred Operating Partnership units and 553,841 unvested restricted stock awards. 3 Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture. 4 In May 2011, the Company’s $225 million senior secured revolving credit facility was increased in size to a $450 million unsecured facility and the maturity date of the amended facility was extended to May 20, 2014. Also in connection with this transaction, the company’s $100 million senior secured term loan was repaid in its entirely and replaced with a new $200 million unsecured term loan with a maturity date of May 20, 2015. AMERICAN CAMPUS COMMUNITIES :: 7

PORTFOLIO OVERVIEW AS OF JUNE 30, 2011[1] :: summary

AMERICAN CAMPUS COMMUNITIES

Property Type	Units	Beds	Physical Occupancy at 2011	Physical Occupancy at 2010
Same Store Wholly-owned Properties - Total	**14,117**	**44,331**	**91.0%**	**89.6%**
Properties Acquired from Joint Venture[2]	2,584	8,534	97.5%	95.1%
Other New Properties[3]	631	1,835	93.5% [4]	83.8% [4 5]
Wholly-owned Properties - Total	**17,332**	**54,700**	**92.1%** [4]	**90.4%** [4 5]
On-campus Participating Properties[6]	1,863	4,519	22.3%	18.9%

1. Excludes Villas on Apache, River Club Apartments and River Walk Townhomes, which were sold in April 2011, and Campus Club-Statesboro, which was sold in May 2011.
2. Represents 14 properties purchased from two joint ventures with Fidelity in September and November 2010 in which we previously held at 10% interest.
3. Includes Campus Trails, a 480-bed property that incurred business interruption due to significant property damage resulting from a fire in April 2010, Sanctuary Lofts, a 487-bed property purchased in July 2010, and 2nd Avenue Centre, an 868-bed property purchased in December 2010.
4. Reflects the impact of lost occupancy at Campus Trails related to 72 beds that were destroyed by a fire in April 2010 and are scheduled to reopen for occupancy in August 2011.
5. Excludes Sanctuary Lofts and 2nd Avenue Centre, as these properties were not owned or under ACC management as of June 30, 2010.
6. Occupancy at our on-campus participating properties is low during the summer months due to the expiration of the nine-month leases concurrent with the end of the spring semester.

AMERICAN CAMPUS COMMUNITIES :: 8

2011/2012 LEASING STATUS :: wholly-owned properties - summary

AMERICAN CAMPUS COMMUNITIES

Applications + Leases	Current Year		Prior Year				
	Applications + Leases[1]	% of Rentable Beds	Applications + Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]
Same Store Wholly-owned Properties[4]	43,701	100.7%	42,768	98.5%	43,408	43,799	98.6%
New Wholly-owned Properties[5]	13,695	103.1%	9,653	97.0% [6]	13,278	13,377	96.6% [6]
Wholly-owned Properties-Total	**57,396**	**101.3%**	**52,421**	**98.2%** [6]	**56,686**	**57,176**	**98.2%** [6]

Leases	Current Year		Prior Year						
	Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[7]
Same Store Wholly-owned Properties[4]	41,316	95.2%	41,213	94.9%	43,408	43,799	98.6%	2.7%	2.9%
New Wholly-owned Properties[5]	12,789	96.3%	9,213	92.6% [6]	13,278	13,377	96.6% [6]	2.7%	3.5%
Wholly-owned Properties-Total	**54,105**	**95.4%**	**50,426**	**94.5%** [6]	**56,686**	**57,176**	**98.2%** [6]	**2.7%**	**3.0%**

1 As of July 22, 2011 for current year and July 22, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Excludes Villas on Apache, River Club Apartments, and River Walk Townhomes, which were sold in April 2011 and Campus Club-Statesboro which was sold in May 2011.
5 Includes the following properties: University Heights, which was purchased from one of the Fidelity joint ventures in March 2010; Campus Trails, a property that incurred business interruption due to significant property damage resulting from a fire in April 2010; Sanctuary Lofts, which was purchased in July 2010, and 2nd Avenue Centre, which was purchased in December 2010. Also includes 14 properties purchased in September and November 2010 from two joint ventures with Fidelity in which we previously held a 10% interest, as well as 4 properties currently under construction and anticipated to open for occupancy in Fall 2011.
6 Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2010 occupancy. Properties excluded are 2nd Avenue Centre, purchased in December 2010, and 4 properties currently under construction and anticipated to open for occupancy in Fall 2011.
7 Projected rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 9

2011/2012 LEASING STATUS ::
same store wholly-owned properties with projected rental rate growth above 3%

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Brookstone Village - Wilmington, NC	244	103.0%	228	96.2%	237	238	102.5%	3.1%	10.5%
2.	Campus Walk Wilmington - Wilmington, NC	296	103.1%	236	82.2%	287	290	103.4%	1.9%	6.8%
3-4.	College Club Townhomes - Tallahassee, FL	531	98.3%	535	99.1%	540	544	98.3%	4.2%	6.2%
5.	Pirates Place Townhomes - Greenville, NC	477	90.3%	409	77.5%	528	528	90.3%	3.4%	5.3%
6.	University Meadows - Mt. Pleasant, MI	612	99.4%	601	97.6%	616	616	98.9%	4.0%	4.9%
7.	Aztec Corner - San Diego, CA	582	98.5%	581	98.3%	591	606	98.2%	3.6%	4.9%
8.	The Centre - Kalamazoo, MI	694	99.4%	695	99.6%	698	700	99.0%	3.8%	4.7%
9.	University Mills - Cedar Falls, IA	476	99.0%	476	99.0%	481	481	99.0%	3.9%	4.6%
10.	Callaway Villas - College Station, TX	689	99.7%	683	98.8%	691	704	99.4%	4.0%	4.4%
11.	Abbott Place - East Lansing, MI	646	99.4%	635	97.7%	650	654	98.9%	4.0%	4.4%
12.	Campus Corner - Bloomington, IN	780	99.2%	779	99.1%	786	796	98.7%	2.9%	4.3%
13.	University Pines - Statesboro, GA	506	91.7%	421	76.3%	552	552	97.8%	4.1%	4.3%
14.	The Club - Athens, GA	465	97.9%	467	98.3%	475	480	97.5%	4.2%	4.3%
15.	University Crossings - Philadelphia, PA	995	99.0%	1,001	99.6%	1,005	1,016	99.4%	3.1%	4.1%
16.	University Trails - Lubbock, TX	645	95.7%	672	99.7%	674	684	99.1%	4.1%	4.1%
17.	Hawks Landing - Oxford, OH	476	99.2%	476	99.2%	480	484	98.6%	4.1%	4.1%
18.	The Enclave - Bowling Green, OH	477	99.4%	469	97.7%	480	480	99.2%	3.8%	4.1%
19.	University Manor - Greenville, NC	552	92.9%	588	99.0%	594	600	98.8%	4.1%	4.0%
20.	University Village at Boulder Creek - Boulder, CO	295	98.7%	296	99.0%	299	309	98.7%	3.3%	4.0%
21.	The Outpost - San Marcos, TX	485	99.8%	484	99.6%	486	486	99.6%	3.6%	4.0%
22.	The Callaway House - College Station, TX	547	103.8%	546	103.6%	527	538	103.5%	3.9%	3.8%
23.	The Highlands - Reno, NV	670	93.1%	610	84.7%	720	732	89.8%	3.4%	3.7%
24.	Royal Lexington - Lexington, KY	361	99.2%	359	98.6%	364	364	98.9%	2.6%	3.6%
25.	The Village at Blacksburg - Blacksburg, VA	1,053	99.7%	1,038	98.3%	1,056	1,056	99.0%	3.4%	3.6%
26-28.	University Village - Tallahassee, FL	710	99.2%	710	99.2%	716	716	99.3%	3.0%	3.5%
29.	University Village - Sacramento, CA	376	97.2%	358	92.5%	387	394	100.0%	3.0%	3.4%
30.	The Edge - Orlando, FL	915	99.7%	916	99.8%	918	930	99.5%	2.8%	3.4%
31-32.	Willowtree Apartments and Towers - Ann Arbor, MI	837	99.5%	837	99.5%	841	851	99.5%	3.3%	3.4%
33.	Olde Towne University Square - Toledo, OH	547	100.0%	548	100.2%	547	550	99.8%	3.0%	3.4%
34-35.	University Club Townhomes - Tallahassee, FL	728	99.5%	713	97.4%	732	736	98.9%	3.3%	3.3%
36.	University Pointe - Lubbock, TX	642	95.3%	669	99.3%	674	682	99.4%	3.1%	3.3%
37.	Campus Way - Tuscaloosa, AL	588	88.3%	661	99.2%	666	680	98.1%	3.2%	3.2%
38.	Peninsular Place - Ypsilanti, MI	399	84.7%	356	75.6%	471	478	98.3%	2.4%	3.2%
39.	The Tower at 3rd - Champaign, IL	369	98.9%	316	84.7%	373	375	94.1%	2.9%	3.2%
40.	South View Apartments - Harrisonburg, VA	942	98.1%	941	98.0%	960	960	98.9%	3.1%	3.1%
41.	Villas at Chestnut Ridge - Amherst, NY	536	99.1%	539	99.6%	541	552	99.1%	3.0%	3.1%
42.	Barrett Honors College - Tempe, AZ	1,654	96.4%	1,668	97.3%	1,715	1,721	98.1%	3.0%	3.0%
	Subtotal - Projected Rental Rate Growth Above 3%	22,797	97.6%	22,517	96.4%	23,358	23,563	98.5%	3.4%	3.9%

1 As of July 22, 2011 for the current year and July 22, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 10

2011/2012 LEASING STATUS, CONTINUED ::

same store wholly-owned properties with projected rental rate growth between 0% and 2.99% and properties reducing rental rates

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	Pirates Cove-Greenville, NC	984	93.9%	1,040	99.2%	1,048	1,056	98.7%	3.6%	2.9%
2.	University Place-Charlottesville, VA	332	64.2%	400	77.4%	517	528	93.9%	4.4%	2.9%
3.	Lakeside Apartments-Athens, GA	732	94.3%	756	97.4%	776	776	97.3%	2.6%	2.8%
4.	Sunnyside Commons-Morgantown, WV	164	101.9%	163	101.2%	161	161	101.2%	2.9%	2.8%
5.	University Gables-Murfreesboro, TN	526	81.9%	512	79.8%	642	648	96.5%	2.7%	2.8%
6.	Entrada Real-Tucson, AZ	362	99.7%	361	99.4%	363	363	99.2%	2.6%	2.7%
7.	University Club Apartments-Gainesville, FL	359	95.5%	316	84.0%	376	376	97.9%	1.7%	2.6%
8.	Aggie Station-Bryan, TX	442	99.5%	442	99.5%	444	450	99.6%	2.5%	2.6%
9.	Newtown Crossing-Lexington, KY	936	99.5%	909	96.6%	941	942	98.3%	2.0%	2.5%
10.	The Woods at Greenland-Murfreesboro, TN	232	84.1%	223	80.8%	276	276	97.8%	2.4%	2.4%
11-13.	The Summit & Jacob Heights-Mankato, MN	851	92.0%	870	94.1%	925	930	97.1%	2.3%	2.4%
14.	The Village at Science Drive-Orlando, FL	719	99.3%	616	85.1%	724	732	99.2%	2.0%	2.4%
15.	The Village at Alafaya Club-Orlando, FL	748	90.2%	768	92.6%	829	839	99.4%	2.1%	2.2%
16.	Stone Gate-Harrisonburg, VA	609	90.6%	663	98.7%	672	672	99.4%	3.0%	2.2%
17.	The Village on Sixth Avenue-Huntington, WV	689	92.0%	690	92.1%	749	752	97.3%	2.0%	2.2%
18.	Campus Ridge-Johnson City, TN	446	85.4%	437	83.7%	522	528	97.0%	2.2%	2.1%
19.	Raiders Crossing-Murfreesboro, TN	237	85.9%	264	95.7%	276	276	99.3%	1.8%	2.0%
20.	Northgate Lakes-Orlando, FL	706	99.4%	683	96.2%	710	710	99.3%	1.5%	1.9%
21.	City Parc at Fry Street-Denton, TX	407	99.3%	405	98.8%	410	418	98.8%	1.4%	1.8%
22.	GrandMarc-Seven Corners-Minneapolis, MN	477	110.4%	553	128.0%	432	440	125.9%	2.2%	1.7%
23.	Raiders Pass-Lubbock, TX	716	87.7%	813	99.6%	816	828	99.2%	2.5%	1.7%
24.	The Commons-Harrisonburg, VA	483	92.2%	513	97.9%	524	528	97.7%	2.3%	1.6%
25.	The Estates-Gainesville, FL	1,018	98.2%	889	85.7%	1,037	1,044	95.3%	1.4%	1.4%
26.	University Village at Sweethome-Amherst, NY	535	65.6%	624	76.5%	816	828	99.3%	2.0%	1.3%
27.	University Village-Philadelphia, PA	667	91.0%	721	98.4%	733	749	98.9%	2.6%	1.2%
28.	University Centre-Newark, NJ	762	92.3%	784	94.9%	826	838	97.9%	0.8%	1.1%
29.	Vista del Sol-Tempe, AZ	1,812	98.9%	1,827	99.7%	1,833	1,866	100.0%	1.9%	0.9%
30.	The Outpost-San Antonio, TX	765	92.4%	804	97.1%	828	828	100.0%	0.8%	0.8%
	Subtotal-Projected Rental Rate Growth between 0% and 2.99%	**17,716**	**92.2%**	**18,046**	**94.0%**	**19,206**	**19,382**	**99.0%**	**2.1%**	**1.8%**
	Subtotal-Properties Increasing Rental Rates	**40,513**	**95.2%**	**40,563**	**95.3%**	**42,564**	**42,945**	**98.7%**	**2.8%**	**2.9%**
1.	Royal Village-Gainesville, FL	415	92.6%	360	80.4%	448	448	94.0%	0.8%	-0.5%
2.	University Village-Fresno, CA	388	98.0%	290	73.2%	396	406	85.7%	-1.8%	-1.4%
	Subtotal-Properties Reducing Rental Rates	**803**	**95.1%**	**650**	**77.0%**	**844**	**854**	**90.0%**	**-0.4%**	**-0.9%**
	Total-Same Store Wholly-owned Properties	**41,316**	**95.2%**	**41,213**	**94.9%**	**43,408**	**43,799**	**98.6%**	**2.7%**	**2.9%**

1 As of July 22, 2011 for current year and July 22, 2010 for prior year.
2 Rentable beds exclude beds needed for on-site staff.
3 As of September 30, 2010.
4 Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.

AMERICAN CAMPUS COMMUNITIES :: 11

2011/2012 LEASING STATUS, CONTINUED ::
new wholly-owned properties

AMERICAN CAMPUS COMMUNITIES

		Current Year		Prior Year						
		Leases[1]	% of Rentable Beds	Leases[1]	% of Rentable Beds	Rentable Beds[2]	Design Beds	Final Fall 2010 Occupancy[3]	Initial Rate Increase	Projected Rate Increase[4]
1.	The View-Lincoln, NE	588	100.0%	559	95.1%	588	590	97.1%	4.0%	7.0%
2.	State College Park-State College, PA	748	100.7%	748	100.7%	743	752	99.5%	5.0%	6.8%
3.	Nittany Crossing-State College, PA	677	100.3%	674	99.9%	675	684	99.4%	5.0%	6.5%
4.	The Edge-Charlotte, NC	708	98.3%	706	98.1%	720	720	98.6%	3.0%	5.0%
5.	University Crescent-Baton Rouge, LA	607	99.2%	606	99.0%	612	612	99.0%	3.4%	4.0%
6.	Lions Crossing-State College, PA	684	99.3%	696	101.0%	689	696	99.4%	2.6%	3.5%
7.	Burbank Commons - Baton Rouge, LA	457	86.2%	524	98.9%	530	532	98.3%	3.3%	3.5%
8.	Chapel View-Chapel Hill, NC	346	98.6%	340	96.9%	351	358	97.2%	2.8%	3.3%
9.	Chapel Ridge-Chapel Hill, NC	474	87.5%	528	97.4%	542	544	98.5%	2.9%	2.6%
10.	University Walk-Charlotte, NC	414	86.3%	458	95.4%	480	480	97.9%	2.4%	2.4%
11.	University Oaks-Columbia, SC	648	99.1%	646	98.8%	654	662	98.9%	1.5%	2.2%
12.	Uptown Apartments-Denton, TX	495	94.8%	517	99.0%	522	528	98.9%	1.9%	2.1%
13.	University Greens-Norman, OK	509	98.6%	422	81.8%	516	516	90.5%	1.3%	1.6%
14.	Blanton Common-Valdosta, GA	683	79.4%	478	55.6%	860	860	88.6%	-2.0%	-1.9%
	Subtotal-Joint Venture Properties Acquired[5]	**8,038**	**94.8%**	**7,902**	**93.2%**	**8,482**	**8,534**	**97.2%**	**2.6%**	**3.4%**
1.	University Heights-Birmingham, AL	497	96.7%	450	87.5%	514	528	97.7%	3.0%	6.3%
2.	Sanctuary Lofts-San Marcos, TX	473	98.1%	464	96.3%	482	487	97.9%	2.4%	2.7%
3.	2nd Avenue Centre-Gainesville, FL	857	99.1%	n/a	n/a	865	868	n/a	n/a	n/a
	Subtotal-Newly Acquired Properties	**1,827**	**98.2%**	**914**	**91.8%[7]**	**1,861**	**1,883**	**97.8%[7]**	**2.7%**	**4.2%**
1.	Villas at Babcock-San Antonio, TX	788	100.0%	n/a	n/a	788	792	n/a	n/a	n/a
2.	Lobo Village-Albuquerque, NM	848	99.5%	n/a	n/a	852	864	n/a	n/a	n/a
3.	Villas on Sycamore-Huntsville, TX	677	99.6%	n/a	n/a	680	680	n/a	n/a	n/a
4.	University Village Northwest at Prairie View	142	100.0%	n/a	n/a	142	144	n/a	n/a	n/a
	Subtotal-New Development Properties	**2,455**	**99.7%**	**n/a**	**n/a**	**2,462**	**2,480**	**n/a**	**n/a**	**n/a**
1.	Campus Trails-Starkville, MS[6]	469	99.2%	397	83.9%	473	480	84.2%	3.5%	3.6%
	Subtotal-Other New Properties	**469**	**99.2%**	**397**	**83.9%**	**473**	**480**	**84.2%**	**3.5%**	**3.6%**
	Total-New Wholly-owned Properties	**12,789**	**96.3%**	**9,213**	**92.6%[7]**	**13,278**	**13,377**	**96.6%[7]**	**2.7%**	**3.5%**

1. As of July 22, 2011 for current year and July 22, 2010 for prior year.
2. Rentable beds exclude beds needed for on-site staff.
3. As of September 30, 2010.
4. Projected rental rate increase is based on current executed leases and assumes all future leases are executed at currently marketed rates up to targeted occupancy.
5. Represents properties acquired in September and November 2010 from joint ventures with Fidelity in which we previously held a 10% interest.
6. This property incurred business interruption due to significant property damage resulting from a fire in April 2010.
7. Properties not owned or under ACC management during the prior year are excluded for purposes of calculating the prior year percentage of rentable beds and final Fall 2010 occupancy. Properties excluded are 2nd Avenue Centre, purchased in December 2010, and 4 properties currently under construction and anticipated to open for occupancy in Fall 2011.

AMERICAN CAMPUS COMMUNITIES :: 12

OWNED DEVELOPMENT UPDATE :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

PROJECTS UNDER CONSTRUCTION

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	% Complete[1]	Scheduled to Open for Occupancy
Lobo Village - ACE	Albuquerque, NM	University of New Mexico	216	864	$ 39,200	95%	August 2011
Villas at Babcock	San Antonio, TX	Univ. of Texas - San Antonio	204	792	35,400	99%	August 2011
Villas on Sycamore	Huntsville, TX	Sam Houston State University	170	680	28,000	99%	August 2011
University Village Northwest - ACE	Prairie View, TX	Prairie View A&M University	36	144	5,100	84%	August 2011
Univ. Pointe at College Station - ACE	Portland, OR	Portland State University	282	978	87,800	24%	August 2012
Univ. of New Mexico Phase II - ACE	Albuquerque, NM	University of New Mexico	282	1,027	39,400	24%	August 2012
The Suites - ACE	Flagstaff, AZ	Northern Arizona University	275	550	28,100	4%	August 2012
Hilltop Townhomes - ACE	Flagstaff, AZ	Northern Arizona University	144	576	32,500	4%	August 2012
U Club on Frey	Kennesaw, GA	Kennesaw State University	114	456	22,500	1%	August 2012
Campus Edge on UTA Boulevard	Arlington, TX	Univ. of Texas at Arlington	128	488	24,900	1%	August 2012
U Club Townhomes on Marion Pugh	College Station, TX	Texas A&M University	160	640	34,100	5%	August 2012
Villas on Rensch	Amherst, NY	University at Buffalo	153	610	44,800	0%	August 2012
The Village at Overton Park	Lubbock, TX	Texas Tech University	163	612	34,800	0%	August 2012
					$ 456,600		

OWNED DEVELOPMENT PIPELINE[2]

Project	Location	Primary University Served	Anticipated Commencement	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
ASU - West Campus Phase I - ACE[3]	Glendale, AZ	Arizona State University	Q3 2011	360	$ 14,300	August 2012
ASU - Ocotillo - ACE[3]	Tempe, AZ	Arizona State University	Q3 2011	400	21,400	August 2012
ASU - Manzanita - ACE[3]	Tempe, AZ	Arizona State University	Q3 2012	810	50,500	August 2013
Drexel University - ACE[3]	Philadelphia, PA	Drexel University	Q1 2012	850	90,000	August 2013
Carbondale Development[4]	Carbondale, IL	Southern Illinois University	TBD	650	32,100[5]	TBD
ASU - West Campus Phase II - ACE[3]	Glendale, AZ	Arizona State University	TBD	TBD	TBD	TBD
					$ 208,300	

1 Based on costs incurred under the general construction contract as of June 30, 2011. As of June 30, 2011, the total Construction in Progress balance is $126.9 million, representing costs incurred under the total project budget. Villas on Rensch and The Village at Overton Park commenced construction in July 2011 and were therefore 0% complete as of June 30, 2011.

2 Does not include undeveloped land parcels in 4 university markets totaling $12.8 million.

3 ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities. Commencement of ACE projects is subject to various levels of university board approval, final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

4 Commencement of owned off-campus development projects is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

5 Includes land costs of $3.0 million.

AMERICAN CAMPUS COMMUNITIES :: 13

THIRD-PARTY DEVELOPMENT UPDATE :: $ in thousands

AMERICAN CAMPUS COMMUNITIES

	Three Months Ended June 30,			Six Months Ended June 30,		
	2011	2010	$ Change	2011	2010	$ Change
Development services revenue	$ 758	$ 1,628	$ (870)	$ 4,582	$ 2,202	$ 2,380
% of total revenue	0.8%	2.2%		2.4%	1.4%	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University Served	Units	Beds	Total Fees	Fees Earned as of June 30, 2011	Fees Earned in Current Year	Remaining Fees as of June 30, 2011	Scheduled Completion
Euclid Commons[1]	Cleveland, OH	Cleveland State University	163	600	$ 2,535	$ 2,338	$ 332	$ 197	August 2010/2011
The Highlands - Phase II	Edinboro, PA	Edinboro University	277	856	2,193	1,871	429	322	August 2011
Cardinal Court	Normal, IL	Illinois State University	228	896	2,555	1,376	1,376	1,179	August 2012
Northern Illinois University	DeKalb, IL	Northern Illinois University	126	1,008	4,572	2,374	2,374	2,198	August 2012
University of Wyoming[2]	Laramie, WY	University of Wyoming	84	332	1,055	-	-	1,055	August 2012
					$ 12,910	$ 7,959	$ 4,511	$ 4,951	

ON-CAMPUS AWARD PIPELINE[3]

Project	Location	Anticipated Financing Structure	Anticipated Commencement	Estimated Fees
Princeton University	Princeton, NJ	University-funded	Q1 2013	TBD
CUNY - Staten Island[4]	Staten Island, NY	Third-party	TBD	TBD
Univ. of California, Irvine - Future Phases[5]	Irvine, CA	Undetermined	TBD	TBD

1 The project will be completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011.

2 This project closed on third party financing and commenced construction in July 2011.

3 These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets. Anticipated commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.

4 Construction commencement for this project is subject to fluctuations in the project-based bond financing market and final construction pricing. The company has executed an Interim Services Agreement with the University whereby the University is obligated to exclusively use the company as developer for this or any other student housing project on the University's campus through 2017. Should the cost of financing via project-based bonds not improve sufficiently to allow for a near-term closing, the company and University plan to continue to work together to redesign and value engineer the project until such feasibility is achieved.

5 Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with the company, they would be considered part of the original procurement.

AMERICAN CAMPUS COMMUNITIES :: 14

MANAGEMENT SERVICES UPDATE :: $ in thousands

	Three Months Ended June 30, 2011	2010	$ Change	Six Months Ended June 30, 2011	2010	$ Change
Management services revenue	$ 1,803	$ 2,121	$ (318)	$ 3,633	$ 4,335	$ (702)
% of total revenue	2.0%	2.9%		1.9%	2.8%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University / Institution Served	Approximate Beds	Stabilized Annual Fees[1]	Actual or Anticipated Commencement
Jaguar Hall Phase II	Victoria, TX	University of Houston - Victoria	180	$ 30	July 2011
CAU Suites[2]	Atlanta, GA	Clark Atlanta University	598	80	August 2011
Heritage Commons[2]	Atlanta, GA	Clark Atlanta University	455	80	August 2011
Euclid Commons Phase II	Cleveland, OH	Cleveland State University	265	38	August 2011
UT Dallas Residence Hall Phase II	Richardson, TX	University of Texas at Dallas	400	90	August 2011
CUNY - Staten Island[2]	Staten Island, NY	City University of New York	TBD	TBD	TBD
				$ 318	

DISCONTINUED MANAGEMENT CONTRACTS

Property	Location	University / Institution Served	Approximate Beds	2011 Fee Contribution Prior to Termination	Discontinued As Of
Bayside Village	Portland, ME	University of Maine	400	$ 30	April 2011
University View	Waterloo, Ontario	Sir Wilfred Laurier University	219	29	July 2011
				$ 59	

1 Stabilized annual fees are dependent upon the achievement of anticipated occupancy levels.
2 Management contract is contingent upon the successful closing and completion of development project and negotiation of management agreement.

AMERICAN CAMPUS COMMUNITIES :: 15

INVESTOR INFORMATION ::

Executive Management

Bill Bayless	Chief Executive Officer
Greg Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Jeffery Spector / Jana Galan	Bank of America / Merrill Lynch	(646) 855-1363 / (646) 855-3081	jeff.spector@baml.com / jana.galan@baml.com
Michael Bilerman / Eric Wolfe	Citigroup Equity Research	(212) 816-1383 / (212) 816-5871	michael.bilerman@citi.com / eric.wolfe@citi.com
John Perry	Deutsche Bank Securities, Inc.	(212) 250-4912	john.perry@db.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Carol Kemple	Hilliard Lyons	(502) 588-1839	ckemple@hilliard.com
Steve Sakwa / Seth Laughlin	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / slaughlin@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Andrew DiZio	Janney Capital Markets	(215) 665-6439	adizio@janney.com
Haendel E. St. Juste	Keefe, Bruyette & Woods	(212) 887-3842	hstjuste@kbw.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Stephen C. Swett	Morgan Keegan	(212) 508-7585	stephen.swett@morgankeegan.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneill.com / jmilam@sandleroneill.com
Ross Nussbaum	UBS Investment Research	(212) 713-2484	ross.nussbaum@ubs.com

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of the company or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
12700 Hill Country Blvd., Suite T-200
Austin, Texas 78738
Tel: (512) 732-1000; Fax: (512) 732-2450
www.americancampus.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@americancampus.com





AMERICAN CAMPUS COMMUNITIES :: 16

FORWARD-LOOKING STATEMENT :: In addition to historical information, this supplemental package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and markets in which American Campus operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties, which are difficult to predict. AMERICAN CAMPUS COMMUNITIES ::